American Century Mutual Funds, Inc.

Supplement dated July 1, 2002 * Statement of Additional  Information dated March
1, 2002

High-Yield Fund

On  November  16,  2001,  shareholders  of the  High-Yield  Fund  ("High-Yield")
approved the  transfer of all of the fund's  assets and  liabilities  to the new
American  Century  High-Yield  Fund  ("new  High-Yield"),  a series of  American
Century  Investment  Trust,  in  exchange  for  shares  of new  High-Yield.  The investment  objectives  and  strategies  and  the  total  expense  ratio  of new
High-Yield are identical to those of High-Yield.

As of July 1, 2002, High-Yield shareholders received shares of new High-Yield on a tax-free  basis in exchange  for their  shares of  High-Yield.  The value of a shareholder's account did not change as a result of the transaction.

As a result of this  transaction,  High-Yield is no longer available as a series of American  Century  Mutual  Funds,  Inc. All  references to High-Yield in this
Statement  of  Additional  Information  should  be  disregarded.  A copy  of the
Statement  of  Additional  Information  for new  High-Yield  may be requested by contacting us at 1-800-345-2021.

SH-SPL-30792 0207